UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 22, 2007
COLOR KINETICS INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-50798 (Commission File Number)	04-3391805 (IRS Employer Identification No.)

10 Milk Street, Boston, Massachusetts (Address of principal executive offices)	02108 (Zip Code)
Registrant’s telephone number, including area code: (617) 439-9999
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
     On August 22, 2007, Color Kinetics Incorporated (the “Company”) announced that at a Special Meeting of Stockholders of the Company held on that date, the stockholders of the Company adopted the Agreement and Plan of Merger, dated June 18, 2007, by and among the Company, Philips Holding USA Inc. and Black & White Merger Sub, Inc.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibit
     A copy of the Company’s press release dated August 22, 2007 is furnished as Exhibit 99 hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLOR KINETICS INCORPORATED a Delaware corporation (Registrant)
Date: August 22, 2007	By:	/s/ David K. Johnson
		Name:	David K. Johnson
		Title:	Chief Financial Officer